UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

HOST HOTELS & RESORTS, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-14625	53-0085950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4747 Bethesda Ave
Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 240 744-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HST	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Host Hotels & Resorts, Inc. (the “Company”) held its annual meeting of stockholders on May 19, 2022. Stockholders were asked to vote on three proposals: the election of directors, the ratification of the appointment of KPMG LLP as Host’s independent registered public accountants for 2022, and an advisory vote to approve executive compensation. Final voting results are set forth below.

Proposal 1 – Election of Directors

Final votes regarding the election of eight directors for terms expiring at the 2023 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one-year term.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mary L. Baglivo	615,649,919	18,265,178	2,544,194	19,999,316
Herman E. Bulls	601,049,114	32,848,500	2,561,677	19,999,316
Richard E. Marriott	610,927,734	22,986,601	2,544,956	19,999,316
Mary Hogan Preusse	620,188,237	13,717,685	2,533,323	19,999,316
Walter C. Rakowich	609,492,423	24,412,496	2,544,372	19,999,316
James F. Risoleo	625,528,843	8,375,588	2,554,860	19,999,316
Gordon H. Smith	588,692,601	45,212,995	2,553,695	19,999,316
A. William Stein	625,780,489	8,122,437	2,556,365	19,999,316

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants

Final votes on the ratification of the appointment of KPMG LLP as independent registered public accountants of the Company to serve for 2022 are set forth below. Accordingly, the appointment of KPMG LLP was ratified.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
640,250,321	16,118,191	90,095	0

Proposal 3 – Advisory Vote on Executive Compensation

The final, non-binding, advisory votes to approve the compensation of the Company’s named executive officers are set forth below. Accordingly, the proposal was approved by approximately 94% of the votes cast.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
598,643,932	35,155,126	2,660,233	19,999,316

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date:	May 23, 2022	By:	/s/ Joseph C. Ottinger
Joseph C. Ottinger Senior Vice President and Corporate Controller